CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND


                       Individual Shares
                       Institutional Service Shares
                       Institutional Shares



                       ANNUAL REPORT
                       DECEMBER 31, 1999

CATHOLIC VALUES INVESTMENT TRUST
--------------------------------------------------------------------------------


     The Catholic Values Investment Trust was created to offer a series of mutual fund investment opportunities that combine a fundamental security selection process with a review by a Catholic Advisory Board. This process is designed to avoid investments in companies that offer products, services or engage in activities contrary to the core values of the Roman Catholic Church. Only one series, the Catholic Values Investment Trust Equity Fund, is currently available.

     Wright Investors' Service, Inc., the fund's investment adviser, selects securities based on fundamental investment criteria. These selections are reviewed by the Catholic Advisory Board whose members are guided by the magisterium of the Catholic Church and seek the counsel and advice of ecclesiastics in determining which companies meet the fund's religious criteria. The board continually monitors the portfolio and when a company violates core Catholic teachings, the board directs Wright to remove it from the portfolio.

     The members of the Catholic Advisory Board are:

     Thomas P. Melady         Chairman of the Advisory Board, Former U.S.
                              Ambassador to the Holy See,  Uganda and Burundi,
                              President Emeritus of Sacred Heart University

     Margaret M. Heckler      Former U.S. Representative from Massachusetts
                              10th district, former Secretary of Health and Human Services, former Ambassador to Ireland

     Bowie K. Kuhn            Former Commissioner of Baseball

     Timothy J. May           Senior Partner, Patton Boggs, LLP

     Thomas S. Monaghan       President, Ave Maria Foundation and former
                              Chairman and Founder of Domino's Pizza, Inc.

     William A. Wilson        Former(and first) U.S.Ambassador to the Holy See

     Although he is not in any way connected with the trust, His Eminence John Cardinal O'Connor serves as the ecclesiastical advisor to the Catholic Advisory Board.


TABLE OF CONTENTS
--------------------------------------------------------------------------------
                                                                Page

Letter to Shareholders ......................................... 1

Dividend Distributions and Investment Return.................... 3

Management Discussion........................................... 4

Catholic Values Investment Trust Equity Fund
Portfolio of Investments........................................ 5
Statement of Assets and Liabilities............................. 7
Statement of Operations......................................... 8
Statements of Changes in Net Assets............................. 9
Financial Highlights............................................10
Notes to Financial Statements...................................12

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               February 2000

Dear Shareholders:

     The Catholic Values Investment Trust Equity Fund (CVIT), which opened on May 1, 1997, continues to grow in size and stature. The fund invests for long-term growth of capital and to minimize risk. It pursues these objectives by investing in a broadly diversified portfolio of well-established U.S. companies which meet strict financial quality standards. These companies must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church.
     At the moment, all investments are in U.S. securities. As the fund grows in size, additional international securities may be added resulting in a global fund. As of December 31, 1999, the fund's annualized return since inception was 12.66% in the Individual share class, 13.25% in the Institutional Service share class and 25.12% in the Institutional share Class which opened in February of 1999. In the last 12 months, the Individual class had a return of 16.91% and the Institutional Service class had a return of 17.75%.
     The independent Catholic Advisory Board reviews the fund's investments to assure consistency with Catholic values. This is not a simple nor singular responsibility since there are many Catholics with varying viewpoints and there are many Catholic institutions with their own views as well. In addition, there are changing circumstances and varying economic environments in which companies must operate. Thus, this independent Board must exercise both wisdom and caution in reviewing each company to assure that the investment conforms to the fund's objectives.
     The Catholic Advisory Board is comprised of six independent lay Catholics. Information concerning Catholic issues is obtained by participation in numerous Catholic organizations, the seeking of advice and counsel from various clergy and Vatican sources, the use of a variety of secondary sources, and the open discussion of issues and policies. The Board members are:

         THOMAS P. MELADY, Chairman, Former U.S. Ambassador to the Holy See, Uganda and Burundi, President Emeritus of Sacred Heart University

         MARGARET M. HECKLER, Former U.S. Representative from Massachusetts 10th district,former Secretary of Health and Human Services, former Ambassador to Ireland

         BOWIE K. KUHN, Former Commissioner of Baseball

         TIMOTHY J. MAY, Senior Partner, Patton Boggs, L.L.P.

         THOMAS S. MONAGHAN, President, Ave Maria Foundation and former Chairman and Founder of Domino's Pizza, Inc.

         William A. Wilson, Former (and first) U.S. Ambassador to the Holy See

     Although he is not connected to the fund, His Eminence John Cardinal O'Connor is the ecclesiastical advisor to the Catholic Advisory Board.
     Wright Investors' Service, the fund's investment Adviser, selects the equities from its approved list of quality blue chip companies. All companies on this approved list are, in Wright's opinion, soundly financed with established records of earnings profitability and equity growth. Selections are reviewed by the Catholic Advisory Board to assure that each issuer complies with Catholic teachings and doctrine. When a company is found not to be in compliance with core teachings, it is not purchased. Purchased companies found to be noncompliant are sold.
     Thus, there is continuous dialogue, continuous information input, continuous review, and continuous evaluation. Independent thinking and independent information provides input and assures that the fund adheres to Catholic doctrine while balancing changes in the marketplace, changes in informational input, and changes in value systems. In this way, your fund combines Catholic values with investment values.
     The fund has its own website: www.catholicinvestment.com. The site contains information about your fund, including a recent list of portfolio holdings. You may also, after following some security protection procedures, access your account.

                                    Sincerely,

                                    /s/ Walter R. Miller

                                    Walter R. Miller, Ph.D.
                                    Secretary of the Catholic Advisory Board

-------------------------------------------------------------------------------
CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND - INDIVIDUAL SHARES Growth of $10,000 invested 6/1/97* through 12/31/99

                                  Annual Total Return
                                 Lst 1 Yr      Since Incept*
CVIT                              16.9%           12.6%
S&P 500                           21.0%           25.4%
NYSE                              10.9%           18.1%

The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $13,580 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values                       NYSE
             Investment Trust         S&P 500          Index

05/31/97        $10,000               $10,000         $10,000

12/31/97        $11,770               $11,551         $11,699
12/31/98        $11,616               $14,846         $13,864
12/31/99        $13,580               $17,965         $15,371

-------------------------------------------------------------------------------
CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND - INSTITUTIONAL SERVICE SHARES Growth of $10,000 invested 6/1/97* through 12/31/99

                                      Annual Total Return
                                    Lst 1 Yr      Since Incept*
CVIT                                 17.7%            13.1%
S&P 500                              21.0%            25.4%
NYSE                                 10.9%            18.1%

     The  cumulative  total return of a U.S.  $10,000  investment  in the WRIGHT
CATHOLIC VALUES INVESTMENT TRUST on 6/1/97 would have grown to $13,744 by December 31, 1999.

     The following plotting points are used for comparison in the total investment return mountain chart.

  Date      Wright Catholic Values                        NYSE
               Investment Trust           S&P 500         Index

05/31/97           $10,000                $10,000        $10,000

12/31/97           $11,766                $11,551        $11,699
12/31/98           $11,672                $14,846        $13,864
12/31/99           $13,744                $17,965        $15,371
-------------------------------------------------------------------------------

CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND - INSTITUTIONAL SHARES Growth of $10,000 invested 3/1/99* through 12/31/99

                       Total Return Since Inception

CVIT                              26.1%
S&P 500                           19.9%


The cumulative total return of a U.S. $10,000 investment in the WRIGHT CATHOLIC VALUES INVESTMENT TRUST on 3/1/99 would have grown to $12,613 by December 31, 1999.

The following plotting points are used for comparison in the total investment return mountain chart.

  Date    Wright Catholic Values
             Investment Trust         S&P 500

03/1/99       $10,000                 $10,000

12/31/97        $11,770               $11,551
12/31/99        $12,613               $11,987
--------------------------------------------------------------------------------

       NOTES: The Total Investment Return is the percent return of an initial $10,000 investment made at the beginning of the period to the ending redeemable value assuming all dividends and distributions are reinvested. For comparison with other averages, the investment results are shown from the first month-end since the fund's inception. Actual performance since May 1 inception was 13.24% in the Individual share class, and 12.65% in the Institutional Service share class. Actual performance since February 22, 1999 inception was 25.12% in the Institutional share class. The Benchmark for the Catholic Values Investment Trust has been changed to the S&P 500 Index as this is more consistent with the fund manager's objective. The Lipper Growth Funds Index used last year is no longer reported by Lipper. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

DIVIDEND DISTRIBUTIONS AND INVESTMENT RETURN



              N.A.V.   Distri-   Distri-   Shares     Value             3 Month     Yr. to Date   12 Month     Cum.
  Period       Per     bution    bution     Owned                       Invstmnt      Invstmnt    Invstmnt    Invstmnt
  Ending      Share    $ P/S    in Shares  (Based on $1,000             Return         Return      Return     Return
                                             investment)                           (Annualized) (Annualized)(Annualized)
------------------------------------------------------------------------------------------------------------------------



CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

  Institutional Shares
-------------------------
  2/22/99    $10.00                       100.00    $1,000.00

Jan.  99         _                            _            _             -                  -         -           -
  Feb.99       9.92                       100.00       992.00            -               -0.80%       -         -0.80%
  Mar.99       9.99                       100.00       999.00            -               -0.10%       -         -0.10%
  Apr.99      10.92                       100.00     1,092.00            -                9.20%       -          9.20%
  May 99      10.88                       100.00     1,088.00           9.60%             8.80%       -          8.80%
  Jun.99      11.37    0.020   0.001791   100.18     1,139.04          14.00%            13.90%       -         13.90%
  Jul.99      11.25                       100.18     1,127.01           3.21%            12.70%       -         12.70%
  Aug.99      11.04                       100.18     1,105.98           1.65%            10.60%       -         10.60%
  Sep.99      10.87                       100.18     1,088.95          -4.40%             8.89%       -          8.89%
  Oct.99      11.45                       100.18     1,147.05           1.78%            14.71%       -         14.71%
  Nov.99      11.74                       100.18     1,176.10           6.34%            17.61%       -         17.61%
  Dec.99      12.49                       100.18     1,251.24          14.90%            25.12%       -         25.12%


  Institutional Service Shares
--------------------------------
  5/1/97     $10.00                       100.00    $1,000.00

  Dec.98      11.79    0.006   0.000451   100.39     1,183.58          -0.80%               -         -         10.64%

  Jan.99      11.68                       100.39     1,172.54           5.04%            -0.93%     -2.22%      10.00%
  Feb.99      11.01                       100.39     1,105.28          -4.01%            -6.62%    -14.41%       5.87%
  Mar.99      11.09                       100.39     1,113.31          -5.94%            -5.94%    -16.18%       6.04%
  Apr.99      12.12                       100.39     1,216.71           3.77%             2.80%     -8.18%      10.78%
  May 99      12.07                       100.39     1,211.69           9.63%             2.37%     -5.26%      10.08%
  Jun.99      12.61    0.020   0.001613   100.55     1,267.94          13.89%             7.13%      0.40%      12.07%
  Jul.99      12.48                       100.55     1,254.87           3.14%             6.02%      6.66%      10.63%
  Aug.99      12.25                       100.55     1,231.74           1.65%             4.07%     25.20%       9.35%
  Sep.99      12.07                       100.55     1,213.64          -4.28%             2.54%     20.17%       8.35%
  Oct.99      12.70                       100.55     1,276.99           1.76%             7.89%     14.39%      10.28%
  Nov.99      13.03                       100.55     1,310.17           6.37%            10.70%     13.78%      11.03%
  Dec.99      13.86                       100.55     1,393.63          14.83%            17.75%     17.75%      13.25%


  Individual Shares
----------------------
  5/1/97     $10.00                       100.00    $1,000.00

  Dec.98      11.71    0.006   0.000452   100.39     1,175.56          -1.30%               -           -       10.19%

  Jan.99      11.60                       100.39     1,164.52           4.98%            -0.94%     -2.64%       9.55%
  Feb.99      10.94                       100.39     1,098.26          -4.04%            -6.58%    -14.69%       5.49%
  Mar.99      11.01                       100.39     1,105.29          -5.98%            -5.98%    -16.40%       5.62%
  Apr.99      12.03                       100.39     1,207.68           3.71%             2.73%     -8.45%      10.35%
  May 99      11.95                       100.39     1,199.65           9.23%             2.05%     -5.83%       9.54%
  Jun.99      12.50                       100.39     1,254.87          13.53%             6.75%     -0.16%      11.51%
  Jul.99      12.35                       100.39     1,239.81           2.66%             5.47%      5.83%      10.04%
  Aug.99      12.13                       100.39     1,217.72           1.51%             3.59%     24.41%       8.81%
  Sep.99      11.94                       100.39     1,198.65          -4.48%             1.96%     19.28%       7.79%
  Oct.99      12.54                       100.39     1,258.88           1.54%             7.09%     13.48%       9.65%
  Nov.99      12.87                       100.39     1,292.01           6.10%             9.91%     12.89%      10.43%
  Dec.99      13.69                       100.39     1,374.33          14.66%            16.91%     16.91%      12.66%

MANAGEMENT DISCUSSION
--------------------------------------------------------------------------------

Following last summer's correction, global stock prices rebounded strongly in the fourth quarter to close 1999 at record levels in most major markets. Global economic conditions continued to firm over the final three months of 1999, led by the U.S. economy, which completed its fourth straight year of 4% growth. Corporate profit reports generally made for good reading, and inflation remained subdued - although the U.S. economy's strong growth, along with improving business overseas, caused the Federal Reserve to raise interest rates in November before the Y2K changeover effectively put policy in a liquidity-supplying mode. Despite higher interest rates, global stock markets took on an increasingly confident tone as Y2K neared, and every one of the 29 largest national markets advanced in the fourth quarter.

Once again, the technology sector was the prime mover in the fourth quarter market. Driven by a manic demand for tech stocks, the Nasdaq rose 48% in the last three months of 1999, bringing its 1999 gain to 86%, the biggest annual increase ever for a U.S. stock market index. Most stocks didn't fare as well as Nasdaq in 1999. In fact, while tech stocks were soaring, the NYSE cumulative advance/decline line hit a four-year low in December. Even Nasdaq saw 2,000 of its 4,800 constituent stocks decline last year. Clearly, without the great returns racked up by tech stocks this past year, the S&P 500 would not have been able to earn its fifth straight yearly return in excess of 20%.

Wright expects that underlying economic conditions will remain favorable for stocks in the New Year. U.S. GDP growth will probably slow from the 4% pace of the last three years, but growth approaching 3.5% seems well within the economy's capabilities. Core consumer prices may rise as much as 2.5% in the U.S. this year; even so, it would still be the fourth lowest rate in three decades. The Federal Reserve worries that tight labor markets will boost wages to the point that they can't be offset by productivity gains, but there is little sign of this yet.

No doubt the steep rise in technology share prices - perhaps the real target of the Fed's interest rate hikes - has perplexed the Fed, indeed, most of us. From the Fed's point of view, there was a logical basis for tech stocks to surge 50% in the six months following the start of Fed easing in September 1998. But how does one explain the 40% price advance in the six months since the Fed began to tighten at midyear 1999? So far at least, about the only people chastened by the Fed's rate hikes have been bond investors and shareholders in companies in the "old economy" (including many with something most e-businesses lack - profits). The record highs in the DJIA and the S&P 500 have swelled consumer confidence to 30-year highs. But the wealth effect on economic growth is a two-edged sword. Should tech stocks lead the rest of the market lower, then consumer spending may be hard hit by falling confidence. Ironically, this is what the Fed is hoping to avoid. But it may, in fact, be set on such a course.



CATHOLIC VALUES INVESTMENT TRUST EQUITY FUND

The Catholic Values Investment Trust Equity Fund (CVIT) earned a 14.8% investment return during 1999's fourth quarter (Individual and Institutional shares). That result was nominally behind the 14.9% return of the S&P 500 Composite. For all of 1999, CVIT's 17.3% return trailed the 21.0% return of the S&P 500, but for the final three quarters of 1999, CVIT outperformed the S&P 500 benchmark by a 24.9% to 15.3% margin. Fund shares have continued to outperform the S&P 500 so far during the first quarter of 2000.

During the second half of 1999, the CVIT Fund was repositioned substantially. Holdings of the technology stocks and other larger capitalization stocks were increased, while weights of financial and consumer cyclical stocks and mid-cap stocks were reduced. In the fourth quarter, the CVIT Fund benefited from stock selection in the technology sector, where it has 34% weight vs 30% for the S&P
500. Detracting from CVIT results was the laggard action of some stocks in the consumer cyclical and staples sectors.

At December 31, 1999, CVIT holdings averaged a P/E of 31.6 times last 12 months' earnings, nominally below the S&P 500's 31.7 P/E.

PORTFOLIO OF INVESTMENTS
December 31, 1999


                              Shares      Value
-------------------------------------------------------------------------------

 Equity Investments -- 99.0%



BEVERAGES -- 1.3%
Coca-Cola Co...............    6,200  $    361,150
                                      ------------



CHEMICALS -- 2.0%
Du Pont (E.I.) de Nemours..    8,400  $    553,350
                                      ------------



DIVERSIFIED -- 7.4%
General Electric Co........    5,700  $    882,075
Procter & Gamble Co........    8,200       898,412
Tyco International Ltd.....    5,400       209,925
                                      ------------
                                      $  1,990,412
                                      ------------



DRUGS -- 5.2%
Bard (C.R.)................   12,800  $    678,400
Biogen, Inc.*..............    8,600       726,700
                                      ------------
                                      $  1,405,100
                                      ------------



ELECTRONICS -- 35.0%
Adobe Systems Inc..........   13,600  $    914,600
Analog Devices*............    4,800       446,400
Cisco Systems, Inc.*.......    7,200       771,300
Computer Associates Int'l Inc  4,600       321,712
EMC Corp./Mass*............   10,000     1,092,500
Intel Corporation..........    8,300       683,194
Int'l. Business Machines...    7,700       831,600
Lucent Technologies........    8,000       598,500
Microsoft Corporation*.....   10,400     1,214,200
Oracle Corp.*..............    5,500       616,343
Solectron Corp.*...........    8,300       789,537
Sun Microsystems, Inc*.....   15,400     1,192,537
                                      ------------
                                      $  9,472,423
                                      ------------


FINANCIAL -- 9.4%
BB&T Corporation...........   22,100  $    604,987
Chase Manhattan Corp.......    6,200       481,663
Fifth Third Bancorp........    7,600       557,650
First Security CP..........   21,200       541,264
KeyCorp (New)..............   16,700       369,488
                                      ------------
                                      $  2,555,052
                                      ------------




FOOD -- 0.4%
Hormel Foods Corp..........    3,000  $    121,875
                                      ------------




METAL PRODUCERS -- 1.7%
Alcoa Inc..................    5,700  $    473,100
                                      ------------




METAL PRODUCTS MFRS. -- 2.1%
Illinois Tool Works Inc....    8,500  $    574,281
                                      ------------



OIL, GAS & COAL -- 6.5%
Conoco Inc Clas B - WI.....   13,300  $    330,838
Exxon Mobil Corp...........   11,644       938,070
Schlumberger Ltd...........    8,000       450,000
Transocean Sedco Forex Inc.    1,548        52,175
                                      ------------
                                      $  1,771,083
                                      ------------



PAPER -- 2.0%
Kimberly-Clark Corp........    8,200  $    535,050
                                      ------------



RECREATION -- 2.9%
Harley-Davidson............    8,300  $    531,719
Hasbro Inc.................   13,800       263,063
                                      ------------
                                      $    794,782
                                      ------------



RETAILERS -- 5.8%
Albertson's Inc............   11,800  $    380,550
Gap Stores.................   18,100       832,600
TJX Cos. Inc. New..........   17,200       351,525
                                      ------------
                                      $  1,564,675
                                      ------------



UTILITIES -- 11.9%
Alltel Corp................    9,500  $    785,531
AT&T Corp..................   10,800       548,100
Enron Corp.................   12,900       572,438
MCI Worldcom, Inc.*........    9,600       509,400
SBC Communications, Inc....   16,300       794,625
                                      ------------
                                      $  3,210,094
                                      ------------

MISCELLANEOUS -- 5.4%
Electronic Data Systems Corp   4,600   $   307,913
Leggett & Platt Inc........   17,800       381,588
Marsh & McLennan Cos. Inc..    8,000       765,500
                                      ------------
                                      $  1,455,001
                                      ------------


TOTAL EQUITY INVESTMENTS - 99.0%
  (identified cost, $21,251,628)    $   26,837,428
                                      ------------


OTHER ASSETS,
  LESS LIABILITIES - 1.0%                  263,090
                                      ------------


NET ASSETS - 100%                     $ 27,100,518
                                      ==============


* Non-income-producing security.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                                                              December 31,
                                                                 1999
-------------------------------------------------------------------------------


ASSETS:
     Investments -
       Identified cost.....................................$    21,251,628
       Unrealized appreciation.............................      5,585,800
                                                               ------------
         Total Value (Note 1A).............................$    26,837,428

     Cash..................................................        183,133
     Dividends and interest receivable.....................         17,739
     Receivable for fund shares sold.......................         28,074
     Deferred organization expenses (Note 1B)..............         58,070
                                                                ------------
         Total Assets......................................$    27,124,444
                                                                ------------

LIABILITIES:
     Distribution fee payable..............................$         6,018
     Accrued expenses and other liabilities................         17,908
                                                               ------------
         Total Liabilities.................................$        23,926
                                                               ------------
NET ASSETS    .............................................$    27,100,518
                                                              ==============

NET ASSETS CONSIST OF:
     Proceeds from sales of shares (including shares
     issued to shareholders in payment of distributions
     declared), less cost of shares reacquired.............$    22,132,059
     Accumulated undistributed net realized loss on
     investments (computed on the basis of identified cost)       (617,341)
     Unrealized appreciation of investments (computed on
     the basis of identified cost).........................      5,585,800
                                                               ------------
         Net assets applicable to outstanding shares......  $    27,100,518
                                                              ==============
Computation of net asset value, offering and redemption price per share (Note 7):

     Institutional shares:
         Net assets.......................................  $     6,010,673
                                                              ==============
         Shares of beneficial interest outstanding........           481,251
                                                              ==============
         Net asset value, offering price, and redemption
         price per share of beneficial interest...........  $          12.49
                                                               ==============
     Institutional Service shares:
         Net assets.......................................  $     17,020,682
                                                               ==============
         Shares of beneficial interest outstanding........         1,228,462
                                                               ==============
         Net asset value, offering price, and redemption
         price per share of beneficial interest...........  $          13.86
                                                               ==============
     Individual shares:
         Net assets.......................................  $       4,069,163
                                                               ==============
         Shares of beneficial interest outstanding........            297,329
                                                               ==============
         Net asset value, offering price, and redemption
         price per share of beneficial interest...........  $           13.69
                                                               ==============

 See notes to financial statements

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
                                                            For the Year Ended
                                                            December 31, 1999
-------------------------------------------------------------------------------


INVESTMENT INCOME:
         Dividend income.................................    $        273,510
         Interest income.................................              13,741
                                                                  ------------
              Total investment income....................    $         287,251
                                                                  ------------


     Expenses
         Investment Adviser fee (Note 2).................    $         154,883
         Advisory Board fee (Note 2).....................                7,722
         Administrator fee (Note 2)......................               15,261
         Compensation of Trustees not employees of
          the Investment Adviser or Administrator........               18,325
         Custodian fee - Institutional shares (Note 1C)..               18,304
         Custodian fee  - Institutional Service shares (Note 1C)        33,621
         Custodian fee  - Individual shares (Note 1C)....               17,960
         Registration costs - Institutional shares.......                3,860
         Registration costs - Institutional Service shares              12,513
         Registration costs - Individual shares .........                9,972
         Distribution expenses - Institutional Service shares (Note 3)  32,555
         Distribution expenses - Individual shares (Note 3)             29,037
         Transfer and dividend disbursing agent fees -
                Institutional shares......................               1,515
         Transfer and dividend disbursing agent fees -
                Institutional Service shares..............               3,702
         Transfer and dividend disbursing agent fees -
                Individual shares.........................              12,650
         Amortization of organization expenses (Note 1B)..              26,446
         Auditing expense.................................              16,056
         Legal services...................................              11,287
         Printing expense.................................              13,493
         Miscellaneous....................................                  34
                                                                   ------------
              Total expenses..............................     $       439,196
                                                                   ------------

     Deduct -
         Reduction of Investment Adviser fee (Note 2).....     $        99,392
         Reduction of distribution fee -
               Individual shares (Note 3).................              19,018
         Allocation of expenses to Investment Adviser (Note 2)             492
         Reduction of custodian fee -
               Institutional shares (Note 1C).............               1,855
         Reduction of custodian fee -
               Institutional Service shares (Note 1C).....               4,304
         Reduction of custodian fee -
               Individual shares (Note 1C)................               1,262
                                                                  ------------
              Total deductions............................     $      126,323
                                                                  ------------
              Net expenses................................     $       312,873
                                                                  ------------
                Net investment loss.......................     $       (25,622)
                                                                  ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized loss on investments (identified cost basis)  $      (319,834)
     Change in unrealized appreciation of investments......          4,810,205
                                                                  ------------
     Net realized and unrealized gain on investments.......    $     4,490,371
                                                                  ------------
         Net increase in net assets from operations........    $     4,464,749
                                                                 ==============

See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                                              1999              1998
---------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:
   From Operations --
     Net investment loss..............................................  $     (25,622)    $      (10,128)
     Net realized loss on investments.................................       (319,834)          (297,507)
     Change in unrealized appreciation of investments.................      4,810,205            198,703
                                                                          ------------       ------------
       Increase (decrease) in net assets from operations..............  $   4,464,749     $     (108,932)
                                                                          ------------       ------------

   Distributions to shareholders:
     From net investment income - Institutional shares................  $      (3,277)    $            -
     From net realized gain - Institutional Service shares............              -             (2,644)
     From net realized gain - Individual shares.......................              -               (941)
     In excess of realized gains - Institutional Service shares.......              -             (1,743)
     From paid-in capital - Institutional shares......................         (6,723)                 -
     From paid-in capital - Institutional Service shares..............        (21,026)                 -
                                                                          ------------       ------------
       Total distributions to shareholders............................  $     (31,026)    $       (5,328)
                                                                          ------------       ------------

   Fund share transactions -- Institutional shares:
       Proceeds from shares sold......................................  $   6,400,000     $            -
       Issued to shareholders in payment of distributions declared....         10,000                  -
       Cost of shares reacquired......................................     (1,686,115)                 -
                                                                          ------------       ------------

       Net increase in net assets from fund share transactions
         - Institutional shares.......................................  $   4,723,885     $            -
                                                                          ------------       ------------

     Institutional Service shares:
       Proceeds from shares sold......................................  $   6,526,761     $    2,656,493
       Issued to shareholders in payment of distributions declared....         20,988              3,611
       Cost of shares reacquired......................................     (1,259,584)        (2,222,070)
                                                                          ------------       ------------

       Net increase in net assets from fund share transactions
         - Institutional Service shares...............................  $   5,288,165     $      438,034
                                                                          ------------       ------------

     Individual shares:
       Proceeds from shares sold......................................  $   1,049,946     $    3,115,248
       Issued to shareholders in payment of distributions declared....              -                896
       Cost of shares reacquired......................................     (1,539,071)          (378,693)
                                                                          ------------       ------------

       Net increase (decrease) in net assets from fund share transactions
         - Individual shares..........................................  $    (489,125)    $    2,737,451
                                                                          ------------       ------------

     Total net increase from fund share transactions (Note 4).........      9,522,925          3,175,485
                                                                          ------------       ------------

       Net increase in net assets.....................................  $  13,956,648     $    3,061,225

NET ASSETS:
   At beginning of year...............................................     13,143,870         10,082,645
                                                                          ------------       ------------

   At end of year.....................................................  $  27,100,518     $   13,143,870
                                                                        ==============     ==============

See notes to financial statements

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
                                                           ----------------------------------------------------
                                                                 Institutional  Institutional    Individual
                                                                    Shares(4)  Service Shares(4)  Shares(4)
---------------------------------------------------------------------------------------------------------------


Net asset value, beginning of period                              $  10.000       $ 11.790     $ 11.710
                                                                  ---------       ---------    ---------

Income from investment operations:
   Net investment income (loss(*)                                 $   0.006       $ (0.005)    $ (0.074)
   Net realized and unrealized gain                                   2.504          2.095        2.054
                                                                  ---------       ---------    ---------

     Total income from investment operations                      $   2.510       $  2.090     $  1.980
                                                                  ---------       ---------    ---------

Less distributions:
     Dividends from investment income                             $  (0.006)      $  -         $  -
     Distributions from capital gains                                 -              -            -
     Return of capital(+)                                            (0.014)        (0.020)       -
                                                                  ---------       ---------    ---------

     Total distributions                                          $  (0.020)      $ (0.020)    $  -
                                                                  ---------       ---------    ---------

Net asset value, end of period                                    $  12.490       $ 13.860     $ 13.690
                                                                  ==========      ==========   ==========
Total return(1)                                                      25.12%         17.75%       16.91%

Ratios/Supplemental Data(*):
   Net assets, end of period (000 omitted)                        $   6,011       $ 17,021     $  4,069
   Ratio of net expenses to average net assets                        1.28%(2)       1.39%        2.00%
   Ratio of net expenses after custodian fee reduction
     to average net assets(3)                                         1.25%(2)       1.36%        1.97%
   Ratio of net investment income (loss) to average net assets        0.07%(2)      (0.04%)      (0.61%)
   Portfolio turnover rate                                              94%            94%          94%

---------------------------------------------------------------------------------------------------------------------

(*)During the periods presented, the investment adviser and the distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:

                                                              From Feb. 22, 1999
                                                            (start of business) to      Year Ended
                                                                 Dec. 31, 1999         Dec. 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 Institutional  Institutional   Individual
                                                                    Shares     Service Shares     Shares

Net investment loss per share                                     $  (0.033)      $ (0.063)    $ (0.189)
                                                                  ==========      ==========   ==========
Annualized Ratios (as a percentage of average net assets):
   Expenses                                                           1.74%(2)       1.85%        2.95%
   Expenses after custodian fee reduction3                            1.71%(2)       1.82%        2.92%
   Net investment loss                                               (0.39%)(2)     (0.50%)      (1.56%)

--------------------------------------------------------------------------------------------------------------------------

(1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(2)Annualized.
(3)Custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note 1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.
(4)Certain per share amounts are based on average  shares  outstanding.
(+) Amount represents a distribution in excess of net investment income.

See notes to financial statements

                                                                                     From May 1, 1997
                                                             Year Ended           (start of business) to
                                                          December 31, 1998          December 31, 1997
                                                     -------------------------------------------------------
                                                      Institutional Individual  Institutional Individual
                                                     Service Shares   Shares   Service Shares   Shares
-------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                   $  11.890     $ 11.870     $ 10.000     $ 10.000
                                                       ---------     ---------    ---------    ---------

Income (loss) from investment operations:
   Net investment income (loss)(*)                     $   0.003     $ (0.036)    $ (0.000)(+) $ (0.024)
   Net realized and unrealized gain (loss)                (0.097)      (0.118)       1.930        1.934
                                                       ---------     ---------    ---------    ---------

     Total income (loss) from investment operations    $  (0.094)    $ (0.154)    $  1.930     $  1.910
                                                       ---------     ---------    ---------    ---------

   Less distributions:
     Dividends from investment income                  $   -         $  -         $  -         $  -
     Distributions from capital gains                     (0.004)      (0.006)      (0.040)      (0.040)
     Return of capital(++)                                (0.002)       -            -            -
                                                       ---------     ---------    ---------    ---------

     Total distributions                               $  (0.006)    $ (0.006)    $ (0.040)    $ (0.040)
                                                       ---------     ---------    ---------    ---------

Net asset value, end of period                         $  11.790     $ 11.710     $ 11.890     $ 11.870
                                                       ==========    ==========   ==========   ==========
Total return(1)                                           (0.80%)      (1.30%)      19.31%       19.11%

Ratios/Supplemental Data(*):
   Net assets, end of period (000 omitted)             $   9,174     $  3,970     $  8,686     $  1,397
   Ratio of net expenses to average net assets             1.49%        1.95%        1.73%(2)     2.24%(2)
   Ratio of expenses after custodian fee reduction
     to average net assets(3)                              1.42%        1.88%        1.48%(2)     1.99%(2)
   Ratio of net investment income (loss) to
     average net assets                                    0.02%       (0.42%)      (0.01%)(2)   (0.44%)(2)
   Portfolio turnover rate                                   50%          50%          14%          14%

-----------------------------------------------------------------------------------------------------------------------

(*)   During the periods  presented,  the investment  adviser and the  distributor waived all or a portion of their fees and the investment adviser was allocated a portion of the operating expenses. In addition, for the period ended December 31, 1997 the administrator waived their fee. Had such actions not been undertaken, net investment loss per share and the ratios would have been as follows:


Net investment loss per share                          $  (0.170)    $ (0.212)    $ (0.047)    $ (0.212)
                                                       ==========    ==========   ==========   ==========
Annualized Ratios (as a percentage of average net assets):
   Expenses                                                2.64%        4.00%        4.50%(2)     5.69%(2)
   Expenses after custodian fee reduction(3)               2.57%        3.93%        4.25%(2)     5.44%(2)
   Net investment loss                                    (1.13%)      (2.47%)      (2.78%)(2)   (3.89%)(2)

-----------------------------------------------------------------------------------------------------------------------

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the las day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date.
(2) Annualized.
(3) During the periods presented, custodian fees were reduced by credits resulting from cash balances the fund maintained with the Custodian (Note
    1C). The computation of total expenses to average daily net assets reported above is computed without consideration of such credits.
(+) Amount  represents  less than  ($0.001)  per  share.
(++)Amount  represents  a distribution in excess of capital gains.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

(1)  SIGNIFICANT ACCOUNTING POLICIES

     The Catholic Values Investment Trust Equity Fund (the fund) (one of the series of the Catholic Values Investment Trust) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-ended management investment company. The fund seeks long-term growth of capital and reasonable current income through investments in a broadly diversified portfolio consisting primarily of equity securities of high-quality, well-established companies which meet strict quality and religious standards. The companies in which the fund may invest must offer products or services and undertake activities that are consistent with the core teachings of the Roman Catholic Church. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

     A. Investment Valuations - Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices if those prices are deemed to be representative of market values at the close of business. Unlisted or listed securities, for which closing sale prices are not available, are valued at the mean between latest bid and asked prices. Fixed income securities for which market quotations are readily available are valued on the basis of valuations supplied by a pricing service. Fixed income and equity securities for which market quotations are unavailable or deemed not to be representative of market values at the close of business, restricted securities, and other assets are valued at their fair value as determined in good faith by or at the direction of the Trustees of the Trust. Short-term obligations maturing in 60 days or less are valued at amortized cost, which approximates market value.

     B. Deferred Organization Expenses - Costs incurred by the fund in connection with its organization are being amortized on the straight-line basis over five years beginning on the date the fund commenced operations.

     C. Expense Reduction - The fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances is used to offset custodian fees. All significant reductions are reported as a reduction of expenses in the Statement of Operations.

     D. Federal Taxes - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) available to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

         At December 31, 1999, the fund, for federal income tax purposes, had a capital loss carryover of $568,698, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distribution to shareholders which would otherwise be necessary to relieve the fund of any liability for federal income or excise tax. Pursuant to the Code, such capital loss carryover will expire as follows:

                       December 31, 2007.................$   428,084
                       December 31, 2006.................    140,614
                                                           -----------
                                                          $  568,698

         At December 31, 1999, net capital losses of $48,643 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day of the fund's current taxable year.

     E. Distributions - Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result only in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting for certain items may result in reclassification of these items. During the year ended December 31, 1999, $56,648 was reclassified to proceeds from sales of shares and $56,648 was reclassified from net investment loss due to differences between book and tax accounting created primarily by the deferral of certain losses for tax purposes.

     F. Multiple Classes of Shares of Beneficial Interest - The fund offers an Individual Share Class, an Institutional Service Share Class and an Institutional Share Class. The share classes differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Each class has equal rights as to voting, redemption, dividends and liquidation.

     G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the fund is informed of the ex-dividend date.

     H. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.




(2)  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     The fund has engaged Wright Investors' Service, Inc.(Wright)a wholly owned subsidiary of The Winthrop Corporation (Winthrop) to perform investment management, investment advisory, and other services. For its services, Wright is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.75%. To enhance the net income of the fund, Wright made a reduction of its investment adviser fee of $99,392. In addition, $492 of expenses were allocated to the investment adviser. The fund has an independent Catholic Advisory Board which consults with the investment adviser. The fund also has engaged Eaton Vance Management (Eaton Vance) to act as administrator of the fund. Under the Administrator Agreement, Eaton Vance is responsible for managing the business affairs of the fund and is compensated based upon a percentage of average daily net assets which rate is adjusted as average daily net assets exceed certain levels. For the year ended December 31, 1999, the effective annual rate was 0.07%. Certain of the Trustees and officers of the fund are Trustees or officers of the above organizations. Except as to Trustees of the fund who are not employees of Eaton Vance or Wright, Trustees and officers receive remuneration for their services to the fund out of the fees paid to Eaton Vance and Wright.

(3)  DISTRIBUTION EXPENSES

     The Trustees have adopted a Distribution Plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan provides that the fund will pay Wright Investors' Service Distributors, Inc. (Principal Underwriter) (WISDI), a wholly-owned subsidiary of Winthrop, an annual rate up to 0.75% per annum of the fund's average net assets attributable to the Individual shares and up to 0.25% per annum of the fund's average net assets attributable to the Institutional Service shares. To enhance the net income of the fund, the Principal Underwriter made a reduction of its fee for the year ended December 31, 1999, of $19,018 for the Individual shares.

     In addition, the Trustees have adopted a service plan (the Service Plan) which allows the fund to reimburse WISDI for payments to intermediaries for providing account administration and personal and account maintenance services to their customers who are beneficial owners of any of the classes of shares. The amount of service fee payable under the Service Plan with respect to the Individual shares and the Institutional Service shares of the fund may not exceed 0.25% annually of the average daily net assets attributable to the respective classes. For the year ended December 31, 1999, the fund neither accrued nor paid any service fees.


(4)   SHARES OF BENEFICIAL INTEREST

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in fund shares were as follows:

                                      From
                               February 22, 1999             For the                   For the
                             (start of business) to        Year Ended                Year Ended
                                  Dec. 31, 1999           Dec. 31, 1999             Dec. 31, 1998
----------------------------------------------------------------------------------------------------------------------------
                                                    Institutional              Institutional
                                  Institutional        Service   Individual       Service   Individual
                                     Shares            Shares      Shares         Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------


Shares sold                         629,905           555,956      89,577        228,111     254,404
Shares issued to shareholders in
   payment of distribution declared     895             1,692           -            271          68
Shares reacquired                  (149,549)         (106,973)   (131,351)      (180,991)    (33,091)
                                    --------          --------   --------        --------    --------

Net increase (decrease)             481,251           450,675     (41,774)        47,391     221,381
                                  ==========        ==========  ==========     ==========  ==========



(5)  INVESTMENT TRANSACTIONS

     Purchases and sales of investments,  other than U.S. Government  securities
and  short-term   obligations  for  the  year  ended  December  31,  1999,  were
$29,323,709 and $55,662,448, respectively.

(6)  FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

     The cost and unrealized appreciation (depreciation) in the value of the investment securities owned at December 31, 1999, as computed on a federal income tax basis, are as follows:

              Aggregate cost................................$   21,251,628
                                                             ===============
              Gross unrealized appreciation.................$    6,434,282
              Gross unrealized depreciation.................      (848,482)
                                                                -----------

              Net unrealized appreciation...................$    5,585,800
                                                             ================



(7)  Contingent Deferred Sales Charge

     A contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Individual shares made within one year of purchase. The CDSC is based on the lower of the net asset value at the date of purchase or the date of sale of the redeemed shares and is paid to WISDI. No charge is made on shares acquired through the reinvestment of distributions. Additionally, no CDSC is charged on shares sold to Wright or its affiliates or to their respective employees. For the year ended December 31, 1999, $177 of CDSC was paid by shareholders to the fund.


(8)  LINE OF CREDIT

     The fund participates with other funds managed by Wright in a committed $20 million unsecured line of credit agreement with a bank. The fund may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each fund based on its borrowings at an amount above the federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the average daily unused portion of the $20 million line of credit is allocated among the participating funds at the end of each quarter. The fund did not have significant borrowings or allocated fees during the year ended December 31, 1999.

INDEPENDENT AUDITORS REPORT
-------------------------------------------------------------------------------





To the Trustees and Shareholders of
Catholic Values Investment Trust Equity Fund


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Catholic Values Investment Trust Equity Fund (the "fund") as of December 31, 1999, and the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1999 and 1998 and the financial highlights for each of the years in the three-year period ended December 31, 1999. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Catholic Values Investment Trust Equity Fund as of December 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 2000

ANNUAL REPORT

CATHOLIC ADVISORY BOARD
Thomas P. Melady, Chairman
Margaret M. Heckler
Bowie K. Kuhn
Timothy J. May
Thomas S. Monaghan
William A. Wilson

ECCLESTIASTICAL ADVISOR TO THE ADVISORY BOARD
His Eminence John Cardinal O`Connor

INVESTMENT ADVISER
Wright Investors' Service
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

ADMINISTRATOR
Eaton Vance Management
255 State Street
Boston, Massachusetts 02109

PRINCIPAL UNDERWRITER
Wright Investors' Service Distributors, Inc.
1000 Lafayette Boulevard
Bridgeport, Connecticut 06604

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AND DIVIDEND DISBURSING AGENT
PFPC Global Fund Services
Wright Managed Investment Funds
P.O. Box 5156
Westborough, Massachusetts 01581-9698

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a mutual fund unless accompanied or preceded by a fund's current prospectus.